UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 66.2%
Belgium - 1.5%
Kingdom of Belgium, Senior Bonds	3.750%	9/28/20	1,070,000	EUR	$1,456,369

Brazil - 0.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	38,005
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	1,727,000	BRL	863,577

Total Brazil					901,582

Canada - 2.5%
Government of Canada	4.000%	6/1/16	2,300,000	CAD	2,457,745

France - 2.5%
France Government Bond OAT, Bonds	4.000%	4/25/60	560,000	EUR	834,717
Government of France, Bonds	5.000%	10/25/16	1,020,000	EUR	1,575,462

Total France					2,410,179

Germany - 10.3%
Bundesobligation, Bonds	4.000%	4/13/12	2,620,000	EUR	3,578,662
Bundesrepublik Deutschland	4.250%	7/4/17	650,000	EUR	1,012,314
Bundesrepublik Deutschland, Bonds	3.500%	1/4/16	2,520,000	EUR	3,725,265
Bundesrepublik Deutschland, Bonds	4.250%	7/4/39	1,030,000	EUR	1,802,205

Total Germany					10,118,446

Greece - 0.2%
Hellenic Republic Government Bond, Senior Bonds	4.600%	9/20/40	360,000	EUR	150,481

Italy - 11.1%
Italy Buoni Poliennali Del Tesoro	4.500%	2/1/20	2,850,000	EUR	3,574,337
Italy Buoni Poliennali Del Tesoro	5.250%	11/1/29	1,710,000	EUR	2,025,219
Italy Buoni Poliennali Del Tesoro, Bonds	3.750%	4/15/16	2,670,000	EUR	3,411,539
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	1,715,000	EUR	1,883,631

Total Italy					10,894,726

Japan - 22.7%
Development Bank of Japan	2.300%	3/19/26	180,000,000	JPY	2,579,911
Government of Japan	0.900%	3/20/14	58,000,000	JPY	765,429
Government of Japan	1.500%	9/20/18	259,400,000	JPY	3,568,006
Government of Japan	0.220%	7/20/20	20,000,000	JPY	255,154	(a)
Government of Japan	2.100%	3/20/27	50,200,000	JPY	703,261
Government of Japan	2.100%	6/20/29	58,000,000	JPY	804,184
Government of Japan, Senior Bonds	1.000%	9/20/20	460,650,000	JPY	6,033,320
Government of Japan, Senior Bonds	1.900%	6/20/31	350,000,000	JPY	4,650,930
Government of Japan, Senior Bonds	2.300%	3/20/40	199,700,000	JPY	2,815,309

Total Japan					22,175,504

Mexico - 0.4%
Mexican Bonos, Bonds	8.000%	6/11/20	5,250,000	MXN	419,174

Netherlands - 3.0%
Netherlands Government, Bonds	4.500%	7/15/17	1,620,000	EUR	2,498,124
Netherlands Government Bond	4.000%	1/15/37	260,000	EUR	427,658

Total Netherlands					2,925,782

Poland - 3.9%
Republic of Poland	5.750%	9/23/22	12,970,000	PLN	3,866,330

Spain - 2.8%
Kingdom of Spain, Bonds	5.500%	4/30/21	2,020,000	EUR	2,782,071

United Kingdom - 4.4%
United Kingdom Gilt, Bonds	4.250%	12/7/40	1,640,000	GBP	2,881,953
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	760,000	GBP	1,395,212

Total United Kingdom					4,277,165

TOTAL SOVEREIGN BONDS (Cost - $62,553,519)					64,835,554

See Notes to Schedule of Investments.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 11.2%
FINANCIALS - 10.5%
Capital Markets - 0.7%
Goldman Sachs Group Inc., Medium-Term Notes	6.375%	5/2/18	374,000	EUR	$509,089
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	127,000	EUR	136,444

Total Capital Markets					645,533

Commercial Banks - 4.5%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	250,000	EUR	328,787
Barclays Bank PLC, Subordinated Notes	6.000%	1/23/18	170,000	EUR	203,594
Barclays Bank PLC, Subordinated Notes	6.625%	3/30/22	200,000	EUR	225,703	(b)
BNP Paribas, Subordinated Bonds	5.019%	4/13/17	100,000	EUR	85,744	(a)(c)
BPCE SA, Subordinated Notes	9.000%	3/17/15	350,000	EUR	365,048	(a)(c)
Commerzbank AG, Subordinated Senior Notes	7.750%	3/16/21	300,000	EUR	309,382
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	200,000	EUR	268,843
Credit Agricole SA, Junior Subordinated Notes	4.130%	11/9/15	350,000	EUR	253,213	(a)(c)
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	310,000	EUR	353,024	(a)(c)
HT1 Funding GmbH, Subordinated Bonds	6.352%	6/30/17	266,000	EUR	165,184	(a)(c)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	759,000	EUR	801,220
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	610,000	EUR	640,538
Westpac Banking Corp., Senior Notes	7.250%	2/11/20	400,000	AUD	402,778

Total Commercial Banks					4,403,058

Diversified Financial Services - 3.7%
Banca Italease SpA	1.902%	2/8/12	50,000	EUR	66,184	(a)
Banca Italease SpA	1.777%	3/14/12	50,000	EUR	66,388	(a)
Bank of America Corp., Senior Notes	4.750%	4/3/17	300,000	EUR	355,704	(b)
Bank of America Corp., Subordinated Notes	4.000%	3/28/18	100,000	EUR	91,043	(a)
Citigroup Inc., Senior Notes	7.375%	9/4/19	230,000	EUR	335,127
European Investment Bank	1.900%	1/26/26	106,500,000	JPY	1,446,935	(b)
GE Capital European Funding	5.375%	1/23/20	150,000	EUR	212,986
JPMorgan Chase & Co., Senior Notes	3.875%	9/23/20	250,000	EUR	315,817
JPMorgan Chase Bank N.A., Subordinated Notes	4.375%	11/30/21	100,000	EUR	118,000	(a)
Kreditanstalt fuer Wiederaufbau	2.600%	6/20/37	42,000,000	JPY	616,522

Total Diversified Financial Services					3,624,706

Insurance - 1.6%
Allianz Finance II BV, Subordinated Notes	5.750%	7/8/41	400,000	EUR	422,771	(a)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	320,000	EUR	396,566	(a)
AXA	6.211%	10/5/17	200,000	EUR	168,809	(a)(c)
ELM BV	5.252%	5/25/16	350,000	EUR	368,096	(a)(c)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	250,000	EUR	266,275	(a)(c)

Total Insurance					1,622,517

TOTAL FINANCIALS					10,295,814

UTILITIES - 0.7%
Water Utilities - 0.7%
Anglian Water Services Ltd	6.250%	6/27/16	230,000	EUR	354,610
Thames Water Utilities Cayman Finance Ltd.	6.125%	2/4/13	200,000	EUR	281,934

TOTAL UTILITIES					636,544

TOTAL CORPORATE BONDS & NOTES (Cost - $12,120,172)					10,932,358

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.8%
Canada - 0.3%
Government of Canada, Bonds	4.000%	12/1/31	210,123	CAD	324,894

France - 1.4%
Republic of France	4.000%	4/25/55	930,000	EUR	1,379,909

Greece - 0.3%
Hellenic Republic	2.300%	7/25/30	601,893	EUR	238,529

See Notes to Schedule of Investments.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Japan - 1.8%
Government of Japan, Bonds	1.300%	9/10/17	82,668,000	JPY	$1,108,778
Government of Japan, Bonds	1.400%	6/10/18	49,450,000	JPY	660,359

Total Japan					1,769,137

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $3,621,478)					3,712,469

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.1%
U.S. Dollar/Euro, Call @ $140.00 (Cost - $45,674)		10/26/11	3,050,000		135,349

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $78,340,843)					79,615,730

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 11.7%
Repurchase Agreements - 11.7%
Credit Suisse First Boston Inc. repurchase agreement dated 9/30/11; Proceeds at maturity - $9,508,008; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value - $9,721,823)	0.010%	10/3/11	9,508,000		9,508,000
Goldman Sachs & Co. repurchase agreement dated 9/30/11; Proceeds at maturity - $1,918,006; (Fully collateralized by U.S. government agency obligations, 2.375% due 4/11/16; Market value - $1,959,600)	0.040%	10/3/11	1,918,000		1,918,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $11,426,000)					11,426,000

TOTAL INVESTMENTS - 93.0% (Cost - $89,766,843#)					91,041,730
Other Assets in Excess of Liabilities - 7.0%					6,840,752

TOTAL NET ASSETS - 100.0%					$97,882,482

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
PLN	— Polish Zloty

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 5-Year Notes Futures, Put	11/25/11	$121.50	53	$14,492
U.S. Treasury 10-Year Notes Futures, Call	10/21/11	132.50	38	5,938
U.S. Treasury 10-Year Notes Futures, Put	10/21/11	129.00	24	10,500
U.S. Treasury 30-Year Notes Futures, Call	11/25/11	140.00	17	82,078
U.S. Treasury 30-Year Notes Futures, Put	11/25/11	132.00	17	8,234

TOTAL WRITTEN OPTIONS (Premiums received - $159,258)				$121,242

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$64,835,554	—	$64,835,554
Corporate bonds & notes	—	10,932,358	—	10,932,358
Non-U.S. treasury inflation protected securities	—	3,712,469	—	3,712,469

Notes to Schedule of Investments (unaudited) (continued)

Purchased options	—	135,349	—	135,349

Total long-term investments	—	$79,615,730	—	$79,615,730

Short-term investments†	—	11,426,000	—	11,426,000

Total investments	—	$91,041,730	—	$91,041,730

Other financial instruments:
Futures contracts	$615,686	—	—	$615,686
Forward foreign currency contracts	—	$6,590,232	—	6,590,232

Total other financial instruments	$615,686	$6,590,232	—	$7,205,918

Total	$615,686	$97,631,962	—	$98,247,648

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$121,242	—	—	$121,242
Futures contracts	213,053	—	—	213,053
Options on futures	7,363	—	—	7,363
Forward foreign currency contracts	—	$3,023,030	—	3,023,030

Total	$341,658	$3,023,030	—	$3,364,688

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(e) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a

Notes to Schedule of Investments (unaudited) (continued)

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $3,144,272. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Notes to Schedule of Investments (unaudited) (continued)

(l) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,527,061
Gross unrealized depreciation	(4,252,174)

Net unrealized appreciation	$1,274,887

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month Euribor	145	3/12	$47,469,918	$48,009,852	$539,934
German Euro Bobl	6	12/11	979,585	981,742	2,157
German Euro Bund	1	12/11	179,247	182,862	3,615
U.S. Treasury 30-Year Bonds	26	12/11	3,639,085	3,708,250	69,165
U.S. Treasury 5-Year Notes	9	12/11	1,101,545	1,102,360	815

					615,686

Contracts to Sell:
U.S. Treasury 10-Year Notes	223	12/11	28,797,853	29,010,906	(213,053)

Net unrealized gain on open futures contracts					$402,633

Options on futures which trade on the Eurex and Liffe exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At September 30, 2011, the Fund had the following purchased options on futures contracts:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
3-Month Euribor	210	95.75 EUR	3/19/12	$7,364	$1	$(7,363)

EUR - Euro

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	59	$74,840
Options written	2,472,762	2,123,076
Options closed	(2,470,741)	(725,418)
Options exercised	(989)	(759,106)
Options expired	(942)	(554,134)

Written options, outstanding September 30, 2011	149	$159,258

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Barclays Bank PLC	800,000	$769,584	11/16/11	$(49,139)
Australian Dollar	UBS AG	5,565,980	5,354,358	11/16/11	(283,980)
British Pound	Citibank, N.A.	273,605	426,463	11/16/11	(20,006)
British Pound	JP Morgan Chase & Co.	5,895,000	9,188,422	11/16/11	(371,086)

Notes to Schedule of Investments (unaudited) (continued)

British Pound	UBS AG	4,390,843	6,843,922	11/16/11	(239,649)
Canadian Dollar	Deutsche Bank AG	3,003,498	2,863,030	11/16/11	(171,051)
Canadian Dollar	JP Morgan Chase & Co.	1,000,000	953,232	11/16/11	(54,264)
Canadian Dollar	Morgan Stanley & Co., Inc.	1,790,000	1,706,285	11/16/11	(97,032)
Canadian Dollar	UBS AG	395,515	377,018	11/16/11	(20,485)
Danish Krone	JP Morgan Chase & Co	4,286,573	771,695	11/16/11	(50,070)
Danish Krone	UBS AG	4,436,174	798,627	11/16/11	(46,455)
Euro	Barclays Bank PLC	1,255,000	1,680,910	11/16/11	(121,546)
Euro	BNP Paribas PLC	1,100,000	1,473,308	11/16/11	(94,578)
Euro	Citibank, N.A	1,200,000	1,607,245	11/16/11	(101,303)
Euro	Citibank, N.A	419,409	561,744	11/16/11	(35,526)
Euro	Credit Suisse First Boston Inc.	800,000	1,071,496	11/16/11	(77,704)
Euro	Deutsche Bank AG	1,050,000	1,406,339	11/16/11	(103,435)
Euro	JP Morgan Chase & Co.	1,250,000	1,674,213	11/16/11	(103,424)
Euro	UBS AG	1,700,000	2,276,930	11/16/11	(157,026)
Euro	UBS AG	400,000	535,748	11/16/11	(2,256)
Japanese Yen	Barclays Bank PLC	14,645,093	190,001	11/16/11	(1,317)
Japanese Yen	Citibank, N.A.	20,000,000	259,474	11/16/11	(1,499)
Japanese Yen	Credit Suisse First Boston Inc.	63,714,509	826,614	11/16/11	(1,977)
Japanese Yen	Deutsche Bank AG	372,872,558	4,837,543	11/16/11	31,804
Japanese Yen	JP Morgan Chase & Co.	11,000,000	142,711	11/16/11	(1,347)
Japanese Yen	Morgan Stanley & Co., Inc	27,189,240	352,746	11/16/11	(2,853)
Norwegian Krone	Citibank, N.A.	936,140	159,106	11/16/11	(11,308)
Norwegian Krone	Goldman Sachs Group Inc.	4,750,000	807,307	11/16/11	(54,966)
Norwegian Krone	UBS AG	6,237,866	1,060,183	11/16/11	(62,199)
Polish Zloty	UBS AG	7,000,000	2,102,953	11/16/11	(253,156)
Swedish Krona	Credit Suisse First Boston Inc.	12,241,600	1,779,842	11/16/11	(103,191)
Swedish Krona	Deutsche Bank AG	6,560,000	953,778	11/16/11	(61,168)
Malaysian Ringgit	JP Morgan Chase & Co.	1,200,000	375,149	11/22/11	(26,081)
South Korean Won	Deutsche Bank AG	1,947,986,000	1,648,224	11/22/11	(156,638)

					(2,905,911)

Contracts to Sell:
Australian Dollar	Citibank, N.A.	2,801,480	2,694,966	11/16/11	131,167
Australian Dollar	Goldman Sachs Group Inc.	2,671,399	2,569,830	11/16/11	159,364
Australian Dollar	Morgan Stanley & Co., Inc	1,360,000	1,308,292	11/16/11	69,782
Brazilian Real	Citibank, N.A.	260,000	136,648	11/22/11	23,057
British Pound	Barclays Bank PLC	420,000	654,646	11/16/11	26,762
British Pound	Credit Suisse First Boston Inc.	3,351,598	5,224,072	11/16/11	248,418
British Pound	Deutsche Bank AG	8,973,469	13,986,773	11/16/11	659,724
British Pound	Goldman Sachs Group Inc.	250,000	389,670	11/16/11	20,200
British Pound	Societe Generale	500,000	779,340	11/16/11	32,097
Canadian Dollar	Citibank, N.A.	2,490,320	2,373,852	11/16/11	133,770
Canadian Dollar	Credit Suisse First Boston Inc.	1,056,329	1,006,927	11/16/11	51,944
Canadian Dollar	Goldman Sachs Group Inc.	1,823,792	1,738,497	11/16/11	108,587
Canadian Dollar	JP Morgan Chase & Co.	752,952	717,738	11/16/11	46,781
Danish Krone	Citibank, N.A.	8,205,016	1,477,117	11/16/11	91,420
Euro	Citibank, N.A.	695,940	932,122	11/16/11	67,878
Euro	Credit Suisse First Boston Inc.	8,946,428	11,982,581	11/16/11	771,446
Euro	Deutsche Bank AG	707,304	947,343	11/16/11	67,603
Euro	Deutsche Bank AG	4,356,662	5,835,185	11/16/11	335,243
Euro	Goldman Sachs Group Inc.	10,822,072	14,494,765	11/16/11	915,109
Euro	JP Morgan Chase & Co.	302,874	405,661	11/16/11	28,782
Euro	JP Morgan Chase & Co.	710,000	950,953	11/16/11	51,347
Euro	Morgan Stanley & Co., Inc.	13,964,585	18,703,753	11/16/11	1,100,542
Euro	Royal Bank of Scotland	680,000	910,772	11/16/11	51,236
Euro	UBS AG	300,000	401,811	11/16/11	2,307
Euro	UBS AG	930,000	1,245,615	11/16/11	85,104
Euro	UBS AG	6,135,724	8,218,007	11/16/11	443,978
Japanese Yen	Citibank, N.A.	1,521,065,748	19,733,878	11/16/11	(55,170)
Japanese Yen	Goldman Sachs Group Inc.	390,739,919	5,069,350	11/16/11	(30,145)
Japanese Yen	UBS AG	828,007,465	10,742,335	11/16/11	53,575
Norwegian Krone	Deutsche Bank AG	12,272,804	2,085,877	11/16/11	138,706
Polish Zloty	Citibank, N.A.	12,523,690	3,762,389	11/16/11	558,061

Notes to Schedule of Investments (unaudited) (continued)

Swedish Krona	UBS AG	12,250,000	1,781,063	11/16/11	84,438

					6,473,113

Net unrealized gain on open forward foreign currency contracts					$3,567,202

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

			Futures Contracts *		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at Value	Written Options, at Value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	($121,242)	$615,686	($220,416)	—	—	$274,028
Foreign Exchange Contracts	$135,349	—	—	—	$6,590,232	($3,023,030)	3,702,551

Total	$135,349	($121,242)	$615,686	($220,416)	$6,590,232	($3,023,030)	$3,976,579

*	Includes options on futures.

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$53,066
Written options	210,163
Futures contracts (to buy)	62,363,436
Futures contracts (to sell)	44,119,065
Forward foreign currency contracts (to buy)	62,619,560
Forward foreign currency contracts (to sell)	149,732,388

Average Notional Balance
Credit default swap contracts (to sell protection)†	$586,800

†	September 30, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date: November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date: November 28, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date: November 28, 2011